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                                                                    Exhibit 23.1



                              ACCOUNTANT'S CONSENT



      The Board of Directors of
      The Home Depot, Inc.


              We consent to the use of our report incorporated herein by reference.


                                            /s/ KPMG LLP
                                            -----------------------------------
                                            KPMG LLP



Atlanta, Georgia
November 30, 1999